                                                                Exhibit 10.02(d)


           [LETTERHEAD OF WORLDWIDE PURCHASING GM TRUCK GROUP - 800]*



American Axle Manufacturing - Technical Center                 February 21, 1996
Dave Demos-- Executive Director
Sales, Marketing & Planning
2965 Technology Drive
Rochester Hills, Michigan  48309-3589

RE:  GMT-800 Letter of Intent.

On behalf of the N.A.O. Worldwide Purchasing Organization, this letter is being issued to inform you that American Axle Manufacturing (AAM) has been selected as the Design/Development & Sole Production supplier for the subject parts for GMT-800 Front & Rear Propshaft requirements as described below. This award is based on the quoted piece price and tooling investment as submitted to GMTG by AAM on November 10, 1995. (See Attachment - A)

This Letter is being released upon agreement between GM & AAM to amend the current original Component Supply Agreement to include previously negotiated changes.

 --      Shipping racks and misc. packaging not included.
 --      *Rebillable tooling = ***
 -- Economics: Material established using *** economics (Paragraph 3.6 of C.S.A.). All other economics (Labor, Burden, Sales & Profit) established at *** pricing.
 --      Prototype cost:
                           Proto. $                  Tooling
Front Aux.                    ***                       ***
1 pc.                         ***                       ***
2 pc.                         ***                       ***

*AAM will provide a detailed tooling breakdown indentifying specific tooling required by operation with capacity and cost information. AAM will make available for audit if requested by GMTG. All prices are subject to change based on future engineering content.

--------
* Portions of this Exhibit 10.02(d) were omitted and filed separately with the Secretary of the Securities and Exchange Commission (the "Commission") pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 406 under the Securities Act of 1933, as amended. Such portions are marked by the symbol "***".

February 21, 1996                                                         Pg. 2
American Axle Manufacturing - Technical Center
Dave Demos - Executive Director


It is AAM's responsibility to aggressively pursue and strive to implement all cost reduction ideas in accordance with "Article 3" of the Component Supply Agreement to reduce final product cost to GMTG.

GMTG requests AAM to provide cost details which indicate the progression from a current 1996 GMT-400 Propshaft to a 1998 GMT-800 Propshaft based on engineering changes, per the Component Supply Agreement, as requested by GMTG engineering.

You are requested to contact our GMTG Design release engineers to commence your companies participation.

Provided that AAM's participation in this design/development program is satisfactory, and that your company is able to meet or exceed the agreed upon terms for quality, technology, product pricing, tooling and timing, we intend to issue one or more Purchase Orders for 100% of the previously described production and service part requirements.

You will be contacted shortly by GMTG Purchasing to review any terms and conditions additional to those of our RFQ and standard Purchase order which will apply to any of our purchases. At that time, GMTG will also review the procedures which will be followed should the issuance of a Purchase Order for tooling, prototype or other items be determined by us necessary to support the GMT-800 program. In this regard, please note that AAM will not be compensated for its participation in this program unless agreed to by and evidenced by a Purchase or Purchase Orders with respect to rebillable tooling.

We appreciate the level of commitment you have shown to date, and look forward to your participation in the design/development program.

Best regards.

/s/ Thomas A. Liem
THOMAS A. LIEM, - Senior Buyer, A.P.                     Phone:  (810) 696-6411
G.M.T.G., GMT-800 PGM                                      Fax:  (810) 696-6432
WORLDWIDE PURCHASING                                              GM:  (8) 366-

CC:(Less Attachment - A)
L. Chissus
S. Eckout
A. Hearsch
D. Holt
J. Sbihli
C. Zamjahn
Prop. file (w/Attach. - A)

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


PROPELLER SHAFT LETTER OF INTENT - Attachment - A                          TO) AAM
                                                                           Dave Demos - Executive Director
                                                                           (AAM Quote dated 11-10-95)
                                                                           Total Rebillable tooling = ***



FRONT AUX

         15719954            ***

         15711974            ***

         15711973            ***

         15711975            ***

1PS1355                                                           1410 JOINT

         15713682            SDS

         15711968            ***

         15713683            ***                                        ***

         15711970            ***                                        ***

         15711969            ***                                        ***

         15711967            ***



1PSS4427

         15713623            ***

         15711965            ***

         15711949            ***

         15711959            ***



1PSS4432

         15712400            ***


         15711962            ***

         15713680            ***

         15711958            ***

         15713677            ***

         15711948            ***

2P1355SY

         15711992            ***               ***

         15711984            ***

2P1355

         15711991                              ***



2PS44

         15711978            ***

         15713625            ***

         15711981            ***
